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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Synovis Life Technologies, Inc. certifies that the Annual Report of Synovis Life Technologies, Inc. on Form 10-K for the fiscal year ended October 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Synovis Life Technologies, Inc.

                             By: /s/ Richard W. Kramp
                                 -----------------------------------------------
                             Name: Richard W. Kramp
                             Title: President and Chief Executive Officer

                             By: /s/ Brett Reynolds
                                 -----------------------------------------------
                             Name: Brett Reynolds
                             Title: Vice-President of Finance,
                                    Chief Financial Officer and Corporate
                                    Secretary